UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                                January 21, 2004

                Date of Report (Date of earliest event reported)



                              Eclipsys Corporation

             (Exact name of registrant as specified in its charter)


          Delaware                    000-24539               65-0632092
   (State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                         Identification Number)

                              1750 Clint Moore Road
                               Boca Raton, Florida
                                      33487
                    (Address of principal executive offices)

                                 (561) 322-4321
              (Registrant's telephone number, including area code)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibit 99.1 - Press Release of Eclipsys Corporation dated January 21, 2004.



Item 12.    Results of Operations and Financial Condition.


On January 21, 2004, Eclipsys Corporation issued a press release announcing its fourth fiscal quarter and year ended December 31, 2003, financial results. The full text of Eclipsys Corporation's December 31, 2003 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and the Exhibit attached hereto shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                                      ECLIPSYS CORPORATION



Dated:  January 21, 2004                              /s/ Robert J. Colletti
                                                      __________________________
                                                      Robert J. Colletti
                                                      Senior Vice President and
                                                      Chief Financial Officer







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                                  EXHIBIT INDEX





Exhibit No. Description

   99.1     Press release issued by Eclipsys Corporation dated January 21, 2004.